GOLDMAN SACHS ETF TRUST

Goldman Sachs Technology Opportunities ETF

(the “Fund”)

Supplement dated October 30, 2026 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated December 29, 2025, as supplemented to date

At a special meeting of the shareholders of the Goldman Sachs ETF Trust held on October 30, 2026, the shareholders of the Fund approved a proposal to change the Fund’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated the related fundamental investment restrictions.

Accordingly, effective immediately, the Fund is “non-diversified” and may invest a greater portion of its assets in one or more issuers or in fewer issuers than “diversified” mutual funds.

As a “non-diversified” fund, the Fund would be more susceptible to adverse developments affecting any single issuer held in its portfolio to the extent that the Fund accumulates a larger position in that issuer, and would be more susceptible to greater losses because of these developments.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQGETFSTK 10-26